                                                                 Exhibit 10.20

                                 AMENDMENT NO. 1
                                       TO
                               SUBLEASE AGREEMENT

This amendment ("Amendment") is entered into this 14th day of April 2000 and modifies the Sublease Agreement by and between Wyse Technology Inc. (hereinafter "Sublessor") and Oplink Communications Inc. (hereinafter "Sublessee") and Wyse Technology Investments Inc. (hereinafter "Landlord") which is dated 29 February 2000.

The provisions of this Amendment are intended to modify certain provisions of the Sublease. Where the provisions of the Amendment are specifically stated and differ from those in the Sublease, the provisions of the Amendment shall control. All other terms and conditions remain unchanged.

For consideration of additional rent, covenants, agreements and conditions herein contained, Sublessor, Sublessee and the Landlord hereby agree as follows:

         1. SUBLEASED PREMISES. The Sublease consists of certain premises which constitute approximately 62,023 square feet of the building located at 3475 North First St., San Jose, CA 95134 (hereinafter referred to as "Premises") which are a portion of the property ("Campus") which is the subject of that certain Lease dated March 19, 1993 (and as amended and restated) between Sublessor and Landlord.

                  The amendment shall add the following space to the
                  Premises: Approximately 16,059 square feet of the first floor of the building located at 3471 N. First St. San Jose, CA 95134. Hereafter, the term Premises shall be amended to include this additional space.

Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, for the term and upon conditions herein after set forth, the added space as described above and as shown on the drawing attached hereto as Exhibit A and incorporated herein by this reference.

The total Subleased Premises now contains approximately 77,523 rentable square feet. Landlord hereby provides his unqualified consent to this Amendment of the Sublease.

         2. TERM. Subject to the terms and conditions set forth herein, the term of Amendment shall commence on or about April 14, 2000 (the "Commencement Date"), and shall terminate contemporaneously with the Sublease on February 28, 2005, except that it is understood and agreed by the Sublessee and the Sublessor that the right and interest of Sublessee under this Sublease are derivative of those of Sublessor under the Lease between Sublessor Landlord and not any greater than such rights and interest of Sublessor as to the Subleased Premises.

         3. RENEWAL OPTION. The Renewal Option set forth in the Sublease also applies to the Amendment.

         4. USE. Sublessee is permitted to use the Subleased Premises for office space only.


                                      1.

         5.       RENT.

                  (a) During the term of this Sublease, and commencing on the Commencement Date Sublessee covenants and agrees to pay to Sublessor $1.90 per rentable square foot (RSF) per month as Base Rate for the additional premises, without previous notice or demand. The monthly total monthly rent, therefore, will increase by the amount of $30, 512.10 from $108,540.25 to a combined total of $ 139052.35.
                           The rent payment shall be delivered to Sublessor on or before the first day of each calendar month during the term of the sublease hereof, with the first such monthly installment to be paid upon the signature of the Sublease.

                  (b) If the Commencement Date shall occur on a date other than the first day of a calendar month, Sublessee shall pay to Sublessor on the first day of the month next succeeding the Commencement Date a sum equal to one-thirtieth (1/30) of the months rent installment of the Base Rate set forth above, multiplied by the number of days of the calendar month in which the Commencement Date occurred. This pro-rata payment of the Base Rate for the portion of the month of the Commencement Date shall be in addition to the monthly installment of the Base Rate applicable to that month.

                  (c) Increases to Base Rent. At the end of the 2nd year of the term, the rent for this additional space shall increase by 3%. The base rate shall then be $1.96 per RSF. Thereafter, the base rent shall remain unchanged for the balance of the term.

                  (d) As security for Sublessee's faithful performance under the Sublease, Sublessee shall upon execution of the Sublease increase the sum of the security deposit by $ 30,512 (equaling one month's Base
                           Rate) for security deposit.

                  (e) The rent for the space added by this Amendment is "gross" in that utilities and property taxes are included.

         6. CONDITION OF ADDED SPACE. Sublessee hereby agrees to accept the added space on an "as is", "as built" condition on the Commencement Date of the term of this Sublease, it being understood and agreed that Sublessor makes no warranties, express or implied, as to this space including by way of example, and not limitation, any warranties of suitability, fitness for purpose of use or habitability, except that Sublessor will make it available to Sublessee on or before 14 April 2000.

         7. UTILITIES. Included in the Base Rent for the added space leased under this Amendment.

         8. Each of the parties hereby represents that it has not obtained the services of a real estate broker or agent for the purposes of leasing the Subleased Premises and that


                                       2.

                  it will indemnify and hold harmless the other parties from such claims in the event that any other party established a right derived from such indemnifying party to receive commissions or any payment as a consequence of this Sublease. Any or all brokers fees are the subject of separate agreement(s) and Sublessee acknowledges that neither Sublessor or Landlord have any obligation thereunder for the payment of any fees whatsoever.

In witness whereof, the parties hereto have caused this instrument to be executed in triplicate as of the date first written above.

SUBLESSEE                               SUBLESSOR
OPLINK COMMUNICATIONS INC.              WYSE TECHNOLOGY INC.



BY   /s/ Joseph Liu                     BY:  /s/ Douglas Chance
  --------------------------------         --------------------------------


   Joseph Liu                           Douglas Chance
----------------------------------      -----------------------------------
(Print or type name)                    (Print or type name)

   CEO                                  President and CEO
----------------------------------      -----------------------------------
(Title)                                 (Title)

   04/10/00                             14 April 2000
----------------------------------      -----------------------------------
(Date)                                  (Date)




LANDLORD
WYSE TECHNOLOGY INVESTMENTS INC.

BY:   /s/ Douglas Chance
   -------------------------------


Douglas Chance
----------------------------------
(Print or type name)

President
----------------------------------
(Title)

14 April 2000
----------------------------------
(Date)


                                       3.

                                    EXHIBIT A
                     DRAWING OF ADDED SPACE, BUILDING THREE

                                   (attached)

                                  [FLOOR PLAN]

                                 AMENDMENT NO. 2

                                       TO

                               SUBLEASE AGREEMENT

This second amendment ("Amendment No. 2") is entered into this 1st day of September, 2000, and modifies the Sublease Agreement by and between Wyse Technology Inc. (hereinafter "Sublessor") and Oplink Communications Inc. (hereinafter "Sublessee") and Wyse Technology Investments Inc. (hereinafter "Landlord") which is dated 29 February 2000 and Amendment No.1 to Sublease Agreement which is dated 14 April 2000.

The provisions of this Amendment No. 2 are intended to modify certain provisions of the Sublease. Where the provisions of Amendment No. 2 are specifically stated and differ from those in the Sublease, the provisions of Amendment No. 2 shall control. All other terms and conditions remain unchanged.

For consideration of additional rent, covenants, agreements and conditions herein contained, Sublessor, Sublessee and the Landlord hereby agree as follows:

1. SUBLEASED PREMISES. The Sublease consists of certain premises which constitute approximately 62,023 square feet of the building located at 3475 North First St., San Jose, CA 95134 (hereinafter referred to as "Premises") which are a portion of the property ("Campus") which is the subject of that certain Lease dated March 19, 1993 (and as amended and restated) between Sublessor and Landlord. Amendment No. 1 to the February 29, 2000 Sublease Agreement added approximately 16,059 square feet of the first floor of the building located at 3471 N. First St., San Jose, CA 95134.

         This second amendment shall add the following space to the Premises:
         (1) approximately 14,455 square feet of the west wing of the first floor of the building located at 3471 N. First St., San Jose, CA 95134 (hereinafter referred to as "Area A"), and (2) approximately 12,812 square feet of the north wing of the first floor of the building located at 3471 N. First St., San Jose, CA 95134 (hereinafter referred to as "Area B"). Hereafter, the term Premises shall be amended to include this additional space.

Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, for the term and upon conditions hereinafter set forth, the added space as described above and as shown on the drawing attached hereto as Exhibit A and incorporated herein by this reference.

The total Subleased Premises now contains approximately 104,790 rentable square feet. Landlord hereby provides his unqualified consent to this Amendment of the Sublease.

2.       TERM.

(a)      Area A.  Subject to the terms and conditions set forth herein, the term

                                         Oplink Amendment No.2 (08/28/00) Page 1
                 of Amendment with respect to Area A shall commence on or about September 1, 2000 ("Commencement Date A"), and shall terminate contemporaneously with the Sublease on February 28, 2005.

(b) Area B. Subject to the terms and conditions set forth herein, the term of Amendment with respect to Area B shall commence on or about November 1, 2000 ("Commencement Date B"), and shall terminate contemporaneously with the Sublease on February 28, 2005.

(c) It is understood and agreed by the Sublessee and the Sublessor that the rights and interest of Sublessee under this Sublease are derivative of those of Sublessor under the Lease between Sublessor Landlord and not any greater than such rights and interest of Sublessor as to the Subleased Premises.

3. RENEWAL OPTION. Subject to the terms and conditions set forth herein, the Renewal Option set forth in the Sublease also applies to the Amendment.

4.       BREAK CLAUSE.

         (a)     Subject to the terms and conditions set forth herein,

                 Sublessor shall be committed to sublease to Sublessee Area A and Area B for a period of two (2) years from Commencement Date A. In the event that Sublessor desires to terminate Amendment No. 2 and re-occupy Area A and Area B subsequent to August 31, 2002, Sublessor shall provide Sublessee with minimum six (6) months prior written notice of termination and re-entry. In addition to the aforementioned notice requirement, Sublessor shall pay to Sublessee a termination fee equivalent to three months rent, which shall be offset by the amount described in provision 4(b) should Sublessee exercise its rights under said provision.

         (b) In the event that Sublessor exercises its rights under provision 4(a),

                 Sublessee may subsequently terminate the Sublease Agreement and Amendment No. 1. Sublessee shall provide Sublessor with minimum six (6) months prior written notice of termination, in addition to a termination fee equivalent to three months rent for the areas covered by the initial Sublease Agreement and Amendment No.1. Sublessee's right to terminate the Sublease Agreement and Amendment No. 1 under provision 4(b) shall commence upon receipt of written notice by Sublessor as set forth in provision 4(a).

5.       USE.    Sublessee is permitted to use the Subleased Premises for
                 office space only.

6.       RENT.

         (a)      During the term of this Sublease, and commencing on both

                  Commencement Dates A and B Sublessee covenants and agrees to pay to Sublessor $2.50 per rentable square foot (RSF) per month as

                                         Oplink Amendment No.2 (08/28/00) Page 2

                  Base Rate for the additional premises, without previous notice or demand. The total monthly rent for the period subsequent to Commencement Date A and prior to Commencement Date B, therefore, will increase by the amount of $36,137.50 from $139,052.35 to a combined total of $175,189.85. The total monthly rent for the period subsequent to Commencement Date B and due for the remainder of the term of the Sublease, therefore, will increase by $32,030.00 from $175,189.85 to a combined total of $207,219.85. The rent payment shall be delivered to Sublessor on or before the first day of each calendar month during the term of the sublease hereof, with the first such monthly installment to be paid upon the signature of the Sublease.

         (b) If the Commencement Date shall occur on a date other than the first day of a calendar month, Sublessee shall pay to Sublessor on the first day of the month next succeeding the Commencement Date a sum equal to one-thirtieth (1/30) of the months rent installment of the Base Rate set forth above, multiplied by the number of days of the calendar month in which the Commencement Date occurred. This pro-rata payment of the Base Rate for the portion of the month of the Commencement Date shall be in addition to the monthly installment of the Base Rate applicable to that month.

         (c) Increases to Base Rent. At the end of twenty-four (24) months subsequent to Commencement Date A, the rent for this additional space shall increase by 3%. The base rate shall then be $2.58 (rounded up) per RSF. Thereafter, the base rent shall remain unchanged for the balance of the term.

         (d) As security for Sublessee's faithful performance under the Sublease, Sublessee shall upon execution of the Sublease increase the sum of the security deposit by $68,167.50 (equaling one month's Base Rate for both Area A and Area B) for security deposit.

         (e) The rent for the space added by this Amendment is "gross" in that utilities and property taxes are included.

7. CONDITION OF ADDED SPACE. Sublessee hereby agrees to accept the added space on an "as is", "as built" condition on Commencement Dates A and B, respectively, of the term of this Sublease, it being understood and agreed that Sublessor makes no warranties, express or implied, as to this space including by way of example, and not limitation, any warranties of suitability, fitness for purpose of use or habitability, except that Sublessor will make it available to Sublessee on or before 1 September 2000 (Area A) and 1 November 2000 (Area B), respectively.

8. TENANT IMPROVEMENTS. Sublessee desires to modify and improve the Premises. Subject to Sublessor and Landlord's reasonable written approval of the final plans, which shall not be unreasonably withheld, and agreement

                                         Oplink Amendment No.2 (08/28/00) Page 3
         as to the disposition of such improvements upon the termination of the Sublease, Sublessor and Landlord hereby grant approval. Sublessee shall be responsible for the supervision of and successful completion of all work by the use of a licensed, bonded contractor. A preliminary description of such improvements shall be set forth in Exhibit B, which shall be incorporated herein by this reference. All improvements shall conform with the general aesthetic design of the Premises.

         Such improvements shall be constructed at Sublessee's expense, including, but not limited to, material and labor costs, and all other costs to meet building code requirements necessary to obtain occupancy permits. In addition, Sublessee shall employ a structural engineer for any improvements that may effect the structural integrity of the Premises. Sublessee shall be fully liable for any improvements that materially alter the structural integrity of the Premises.

         Sublessee shall indemnify and hold Landlord and Sublessor harmless for any mechanics or materialmen's liens arising from the construction of the improvements.

         Landlord shall own the title to all Tenant Improvements irrespective of which party may provide the funding to construct.

9. SIGNS. Subject to the provisions of applicable City of San Jose law or regulations or other governmental agencies and subject to the reasonable approval of Sublessor and Landlord, Sublessee may install appropriate signage at (i) the entrance to the campus driveway; (ii) directional signs to assist visitors to locate Sublessor's entrance(s);
         (iii) on or near the Leased Premises for purposes of identifying same.

10. UTILITIES. Included in the Base Rent for the added space leased under this Amendment.

11. Each of the parties hereby represents that it has not obtained the services of a real estate broker or agent for the purposes of leasing the Subleased Premises and that it will indemnify and hold harmless the other parties from such claims in the event that any other party established a right derived from such indemnifying party to receive commissions or any payment as a consequence of this Sublease. Any or all brokers fees are the subject of separate agreement(s) and Sublessee acknowledges that neither Sublessor or Landlord have any obligation thereunder for the payment of any fees whatsoever.

                                         Oplink Amendment No.2 (08/28/00) Page 4

In witness whereof, the parties hereto have caused this instrument to be executed in triplicate as of the date first written above.


SUBLESSEE                                                     SUBLESSOR
OPLINK COMMUNICATIONS INC.                                    WYSE TECHNOLOGY INC.

BY: _________________________________________________         BY: _________________________________________________


-----------------------------------------------------         -----------------------------------------------------
(Print or type name)                                          (Print or type name)

-----------------------------------------------------         -----------------------------------------------------
(Title)                                                       (Title)

-----------------------------------------------------         -----------------------------------------------------
(Date)                                                        (Date)

LANDLORD
WYSE TECHNOLOGY INVESTMENTS INC.


BY: _________________________________________________


-----------------------------------------------------
(Print or type name)

-----------------------------------------------------
(Title)

-----------------------------------------------------
(Date)


                                         Oplink Amendment No.2 (08/28/00) Page 5

                                    EXHIBIT A

                     DRAWING OF ADDED SPACE, BUILDING THREE

                                   (attached)


                                         Oplink Amendment No.2 (08/28/00) Page 6

                                    EXHIBIT B

                               TENANT IMPROVEMENTS

                          (also see attached Exhibit A)

AREA A EMPLOYEE ENTRANCE

- Sublessor and Sublessee are discussing the feasibility of Sublessee constructing an additional employee entrance at the northwest corner of Area A (see Exhibit A)

- Specific terms and conditions of said construction to be discussed at a later time, which shall be incorporated herein by this reference.

AREA A OFFICES

- Sublessor and Sublessee are discussing the feasibility of Sublessee constructing permanent partitions along the southern end of Area A for the purpose of building offices (see Exhibit A)

- Specific terms and conditions of said construction to be discussed at a later time, which shall be incorporated herein by this reference.



                                         Oplink Amendment No.2 (08/28/00) Page 7